SCHEDULE 14A INFORMATION

                           Proxy Statement Pursuant To
                              Section 14(A) Of The
                         Securities Exchange Act Of 1934

                           Filed by the Registrant [x]
                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:
                         [ ] Preliminary Proxy Statement
        [ ] Confidential, for Use of the Commission Only (as permitted by
                                Rule 14a-6(e)(2))
                         [ ] Definitive Proxy Statement
                       [X] Definitive Additional Materials
 [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           The Hirtle Callaghan Trust
                (Name of Registrant as Specified In Its Charter)

                             Corsell Law Group, Ltd.
                             Laura A. Corsell, Esq.
                         16 Sentry Park West (Suite 405)
                            1787 Sentry Parkway West
                          Blue Bell, Pennsylvania 19422
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies: ___________
2)  Aggregate number of securities to which transaction applies: ______________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ______________________________
4)  Proposed maximum aggregate value of transaction: __________________________
5)  Total fee paid: ___________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid: ___________________________________________
2)  Form, Schedule or Registration Statement No.: _____________________
3)  Filing Party: _____________________________________________________
4)  Date Filed: _______________________________________________________


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                          SUPPLEMENT TO PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                                       of
                           THE VALUE EQUITY PORTFOLIO
                                       of
                           THE HIRTLE CALLAGHAN TRUST

                        to be held on September 15, 2006

TO THE SHAREHOLDERS:

Please note that the final sentence of the first paragraph on page 1 of the Proxy Statement, as previously distributed, should read as follows:

      As of the Record Date, there were outstanding 57,429,206.277 voting shares ("Record Date Shares") of the Portfolio.

         BY ORDER OF THE BOARD OF TRUSTEES OF THE HIRTLE CALLAGHAN TRUST